Exhibit 10.24
FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT
THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this “Agreement”) is made as of the  _____ day of February, 2011, by and among ARGAN, INC., a corporation organized and in good standing under the laws of the State of Delaware (“Argan”), SOUTHERN MARYLAND CABLE, INC., a corporation organized and in good standing under the laws of the State of Delaware, GEMMA POWER, INC., a corporation organized and in good standing under the laws of the State of Connecticut, GEMMA POWER SYSTEMS CALIFORNIA, INC., a corporation organized and in good standing under the laws of the State of California, GEMMA POWER SYSTEMS, LLC, a limited liability company organized and in good standing under the laws of the state of Connecticut (“Gemma”), and GEMMA POWER HARTFORD, LLC, a limited liability company organized and in good standing under the laws of the State of Connecticut, jointly and severally (each a “Borrower”; and collectively, the “Borrowers”), and BANK OF AMERICA, N.A., a national banking association, its successors and assigns (the “Lender”).
RECITALS
A. Borrowers, VITARICH LABORATORIES, INC., a corporation organized and in good standing under the laws of the State of Delaware (“Vitarich”) and Lender are parties to a Second Amended and Restated Financing and Security Agreement dated as of December 11, 2006 (the same, as amended, modified, substituted, extended, and renewed from time to time, the “Financing Agreement”).
B. The Financing Agreement provides for some of the agreements between the Borrowers, Vitarich and the Lender with respect to the Loans.
C. Pursuant to that certain Consent and Release Agreement dated as of February  _____, 2011, Lender consented to the release of Vitarich, from any and all liability under each of the Financing Documents.
D. Borrowers have requested that Lender amend certain covenants in the Financing Agreement and Lender has agreed to do so, on the condition, among others, that this Agreement be executed.
AGREEMENTS
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, Borrowers and Lender agree as follows:
1. Recitals. Borrowers and Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

2. Amendment to Section 6.2.6 (Investments, Loans and Other Transactions). Section 6.2.6 of the Financing Agreement is hereby amended and restated in its entirety as follows:
6.2.6 Investments, Loans and Other Transactions.
Except as otherwise provided in this Agreement, none of the Borrowers will, or will permit any of its Subsidiaries to, (a) make, assume, acquire or continue to hold any investment in any real property (unless used in connection with its business and treated as a Fixed or Capital Asset of any Borrower or any Subsidiary) or any Person, whether by stock purchase, capital contribution, acquisition of indebtedness of such Person or otherwise (including, without limitation, investments in any joint venture or partnership), (b) guaranty or otherwise become contingently liable for the Indebtedness or obligations of any Person, or (c) make any loans or advances, or otherwise extend credit to any Person, except:
(i) any loan or advance to an officer or employee of any Borrower or any Subsidiary, provided that the aggregate amount of all such loans advances by all of the Borrowers and their Subsidiaries (taken as a whole) outstanding at any time shall not exceed Twenty Five Thousand Dollars ($25,000);
(ii) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;
(iii) any investment in Cash Equivalents, which are pledged to the Lender as collateral and security for the Obligations;
(iv) trade credit extended to customers in the ordinary course of business;
(v) investments of the Acquired Companies held in investment accounts, as set forth in detail and disclosed on the Schedule 2.1.5 attached hereto;
(vi) investments in the Acquired Companies under the Acquisition Documentation;
(vii) investments in the joint venture with Invenergy Wind Management LLC that were consented to by the Lender pursuant to that certain Second Amendment to Second Amended and Restated Financing and Security Agreement among the Borrowers and the Lender dated June 3, 2008; and

(viii) investments in any Person organized under the laws of any State in the United States or the District of Columbia provided the aggregate amount invested does not exceed Ten Million Dollars ($10,000,000) in any fiscal year (each a “Permitted Investment”), further, provided that each of the following conditions is satisfied at the time of, and after giving effect to, any Permitted Investment:
(1) the Borrowers shall, on a pro forma basis, have the sum of (a) unused availability under the Revolving Loan, plus (b) cash and cash equivalents of the Borrowers, of not less than Twenty Million Dollars ($20,000,000);
(2) The Borrowers ratio of Senior Funded Debt to EBITDA, on a consolidated basis, shall be less than 1.50 to 1.00;
(3) No Default or Event of Default shall have occurred and be continuing;
(4) Not less than five (5) Business Days prior to the closing of any Permitted Investment, Borrowers shall have provided the Lender written notice of such Permitted Investment, together with calculations and supporting materials which demonstrate that the Borrowers will satisfy each of the requirements for a Permitted Investment; and
(5) To the extent not prohibited under the terms of the documents evidencing the Permitted Investment, if requested by the Lender, in its sole discretion, pledge any notes, stock or other instruments received in connection with each such Permitted Investment to the Lender as additional Collateral for the Obligations.
3. Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. Each Borrower agrees that Lender may rely on a telecopy of any signature of any Borrower. The Lender agrees that the Borrowers may rely on a telecopy of this Agreement executed by the Lender.
4. Representations. Each Borrower hereby represents and warrants that:
(a) Borrowers have the power and authority to execute and deliver this Agreement and perform their respective obligations hereunder and have taken all necessary and appropriate action to authorize the execution, delivery and performance of this Agreement
(b) The Financing Agreement, as heretofore amended and as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of each Borrower, enforceable in accordance with its terms;
(c) Except for those representations and warranties which relate to a specific date, all of Borrower’s representations and warranties contained in the Financing Agreement and the other Financing Documents are true and correct on and as of the date of each Borrower’s execution of this Agreement and the Borrowers have performed or observed all of the terms, covenants, conditions and obligations of the Financing Agreement and the other Financing Documents, which are required to be performed or observed by any or all of them on or prior to the date hereof;

(d) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by the Lender; and
5. Conditions Precedent. The agreements of the Lender under this Agreement are subject to the following conditions precedent:
(a) Payment of the fees described in Paragraph 6 of this Agreement, together with the Lender’s legal fees and expenses; and
(b) Such other information, instruments, documents, certificates and reports as the Lender may deem necessary in its reasonable discretion.
6. Fees and Expenses. The Borrower shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Lender’s counsel and all recording fees, taxes and charges, if any.
7. Financing Documents; Governing Law; Etc. This Agreement is one of the Financing Documents defined in the Financing Agreement and shall be governed and construed in accordance with the laws of the State of Maryland. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.
8. Acknowledgments. The Borrowers acknowledge and warrant that the Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with the Borrowers in connection with this Agreement and generally in connection with the Financing Documents and the Obligations, each Borrower hereby waiving and releasing any claims to the contrary. Each Borrower hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby or other Financing Documents. The Borrowers agree that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations
In addition, each Borrower hereby agrees to the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of each Borrower under the terms of any of the Financing Documents, except as otherwise specifically set forth in this Agreement.

9. Modifications. This Agreement may not be supplemented, changed, waived, discharged, terminated, modified or amended, except by written instrument executed by the parties.
[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

Borrowers:

WITNESS/ATTEST:	ARGAN, INC.

	By:	(Seal)

Rainer Bosselmann
Chairman of the Board and President

WITNESS/ATTEST:	SOUTHERN MARYLAND CABLE, INC

	By:	(Seal)

Arthur Trudel
Vice President and Treasurer

WITNESS/ATTEST:	GEMMA POWER, INC.

	By:	(Seal)

Arthur Trudel
Chief Financial Officer

WITNESS/ATTEST:	GEMMA POWER SYSTEMS CALIFORNIA, INC.

	By:	(Seal)

Arthur Trudel
Chief Financial Officer

WITNESS/ATTEST:	GEMMA POWER SYSTEMS, LLC

	By:	(Seal)

Daniel Martin
Manager

WITNESS/ATTEST:	GEMMA POWER HARTFORD, LLC

	By:		(Seal)

Daniel Martin
Manager

Lender:

WITNESS:	BANK OF AMERICA, N.A.

	By:	(Seal)

Michael J. Radcliffe
Senior Vice President

AGREEMENT OF GUARANTOR
The undersigned is the “Guarantor” under a Guaranty of Payment Agreement, dated April 26, 2010 (as amended, modified, substituted, extended and renewed from time to time, the “Guaranty”), in favor of the Lender. In order to induce the Lender to enter into the foregoing Agreement, the undersigned (a) consents to the transactions contemplated by, and agreements made by the Borrowers under, the foregoing Agreement, and (b) ratifies, confirms and reissues the terms, conditions, promises, covenants, grants, assignments, security agreements, agreements, representations, warranties and provisions contained in the Guaranty.
WITNESS signature and seal of the undersigned as of the date of the Agreement.

WITNESS/ATTEST:	GEMMA RENEWABLE POWER, LLC

	By:		(SEAL)

Arthur Trudel Chief Financial Officer